Evergreen

NEW JERSEY MUNICIPAL BOND FUND

Semiannual Report as of September 30, 2002

table of contents

1	LETTER TO SHAREHOLDERS

4	FUND AT A GLANCE

6	PORTFOLIO MANAGER INTERVIEW

8	FINANCIAL HIGHLIGHTS

12	SCHEDULE OF INVESTMENTS

20	STATEMENT OF ASSETS AND LIABILITIES

21	STATEMENT OF OPERATIONS

22	STATEMENT OF CHANGES IN NET ASSETS

23	NOTES TO FINANCIAL STATEMENTS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS
November 2002

Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen New Jersey Municipal Bond Fund, which covers the six-month period ended September 30, 2002.

Market analysis

During the past six months, diversification has once again proven to be a successful strategy for individual investors. For those who have invested in the municipal bond market, this strategy has been worthwhile on both an absolute and a relative basis. While many other areas within the financial markets remained in turmoil, municipal bond investors benefited from increasing market prices, falling yields resulting from low inflation, and the Federal Reserve Board’s accommodating monetary policy. While uncertainty related to the strength of the economic recovery has driven the Fed’s policy, weakness in the equity markets and increased geopolitical risks, all have contributed to the strength of fixed income securities.

In addition to these favorable tailwinds, several dynamics emerged in recent months that further enhanced performance in the municipal bond market. First, the weak economy resulted in lower tax receipts for states, thereby increasing the need for debt issuance in order to fund many state programs. Second, this increased supply was met by healthy demand for bonds that were suitable for a broad range of investment needs. Third, many investors exiting the equity markets placed their assets in short-term, liquid issues. Finally, as 2002 progressed, the yield curve began to flatten as buyers of longer-term maturities gradually emerged.

LETTER TO SHAREHOLDERS continued

Perhaps the most interesting development was the solid performance of municipal bonds despite the increased supply of issues. Ordinarily, extra supply hinders return potential, yet uncertainty in the equity markets resulted in higher than normal demand for tax-exempt fixed income securities. Money flowed from equity funds due to the uncertain economy, and as the accounting scandal widened, flows increased further into a wide variety of bond structures.

Looking forward, we believe several of the uncertainties currently affecting securities markets will moderate, although the outlook for inflation remains positive. Concerns about the extent of the economic recovery may linger in coming months, providing further opportunities for investors in the municipal market. As clarity increases on the recovery, however, we expect yields will likely increase, providing an opportunity to add higher-yielding securities to fixed income portfolios. In addition, potential hostilities with Iraq and fears of terrorism may also affect performance, as investors continue to seek the relative stability and return potential of the municipal bond market.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio, rather than trying to make investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) could be an appropriate tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

*	A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

2

LETTER TO SHAREHOLDERS continued

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE
as of September 30, 2002

“The next few months will undoubtedly be filled with challenge as investors face mounting military tensions abroad and economic uncertainty on the domestic front. We believe the fund’s high degree of quality, liquidity and price stability—as well as its attractive level of tax-advantaged income—could potentially reward shareholders with security and solid returns.”

PERFORMANCE AND RETURNS[1]
Portfolio Inception Date: 7/16/1991

Class Inception Date	Class A 7/16/1991	Class B 1/30/1996	Class C 3/27/2002	Class I 2/8/1996

6 month with sales charge	1.98%	1.61%	4.61%	N/A

6 month w/o sales charge	7.09%	6.61%	6.61%	7.14%

Average Annual Returns*

1 year with sales charge	2.09%	1.23%	4.70%	N/A

1 year w/o sales charge	7.18%	6.23%	6.70%	7.29%

5 year	4.49%	4.22%	5.41%	5.61%

10 year	5.50%	5.39%	5.97%	6.08%

Maximum Sales Charge	4.75%	5.00%	2.00%

Front End	CDSC	CDSC	N/A

30-day SEC yield	3.95%	3.32%	3.30%	4.32%

Taxable Equivalent Yield**	6.43%	5.41%	5.37%	7.04%

6-month income dividends per share	$ 0.2	4	$ 0.1	9	$ 0.1	9	$ 0.2	4

*	Adjusted for maximum applicable sales charge, unless noted.

**	Assumes a maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

PORTFOLIO MANAGEMENT

CURRENT INVESTMENT STYLE [2]

[1]Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class B and C would have been lower while returns for Class I would have been higher. The distributor is currently waiving a portion of the 12b-1 fee for Class A. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

[2] Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

LONG-TERM GROWTH

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The LBMBI is a broad measure of the investment grade, tax-exempt bond market. To be included in this index, bonds must have a minimum credit rating of BBB, and outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The bonds must have been issued after December 31, 1990, and have a remaining maturity of at least one year. Taxable municipal bonds, bonds with floating rates, derivatives and certificates of participation are excluded.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of September 30, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of 7.09% for the six-month period ended September 30, 2002, excluding any applicable sales charges. During the same period, the Lehman Brothers Municipal Bond Index (LBMBI) returned 8.58%, while the median return of funds in Lipper’s New Jersey municipal debt funds category was 7.21%. Lipper Inc. is an independent monitor of mutual fund performance.

We attribute the fund’s lag in performance, relative to the index, to several factors including the fund’s uninsured airlines-backed bond holdings and a larger position than is typically held in cash-equivalent investments. Moreover, the fund seeks to maximize income, yield and price stability, which contrasts with the LBMBI’s reflection of total return. Bonds selected for their income orientation have different characteristics than securities chosen for their potential to generate total return. Income-oriented bonds tend to underperform securities with greater total return potential in declining yield environments, such as the one we experienced for most of the last six months. Conversely, when yields rise or hold steady, bonds with a greater income orientation typically produce higher returns than bonds with more total return potential.

PORTFOLIO CHARACTERISTICS
(as of 9/30/2002)

Total Net Assets	$267,157,826

Average Credit Quality*	AA-

Effective Maturity	6.9 years

Average Duration	5.1 years

*Source: Standard & Poor’s

Why did yields fall during the period?

Yields fell, pushing prices higher, on a combination of global, national and local factors. Although yields dropped across the maturity spectrum, short-term yields leveled off during the summer, while intermediate-term and longer-term yields continued to move lower. Terrorism, the threat of war and escalating tension between Israel and Palestine strengthened investor preference for high quality, liquid investments, keeping benchmark U.S. Treasury yields low. On the national front, economic uncertainty, volatile stock prices and concerns about corporate integrity drove many investors out of the equity market and into the relatively safe haven of bonds. The prices of New Jersey municipal bonds were supported at the local level by limited supply and a federal court decision regarding its state-appropriated bonds. The court’s announcement affirmed that New Jersey authorities could issue bonds without voter approval.

PORTFOLIO COMPOSITION
(as a percentage of 9/30/2002 portfolio assets)

Transportation	13.6%

Port Authority	11.7%

Hospital	10.3%

General Obligation–Local	9.6%

Housing	8.6%

Water & Sewer	6.9%

Continuing Care Retirement Community	6.3%

General Obligation–State	4.4%

Solid Waste	3.4%

Other	25.2%

6

PORTFOLIO MANAGER INTERVIEW continued

What strategies did you use to manage the fund?

We maintained our long-term emphasis on income, yield and price stability; however, in the first part of the period, we also managed the fund with the expectation of rising yields and interest rates. The economy appeared to be strengthening in the spring of 2002. To take advantage of the higher rates that typically accompany stronger growth, we held a larger position in cash equivalents. The fund also experienced substantial cash inflows, which were invested in shorter-term securities. While these investments did not benefit from significant price improvement as yields fell, they did provide the fund with attractive levels of income. The larger position in shorter-term securities also shortened the fund’s duration. Expressed in years, duration measures the fund’s sensitivity to interest rate changes. A longer duration increases price sensitivity and conversely, a shorter duration enhances price stability. A longer duration would have provided the fund with more significant price appreciation as yields declined, but also would have raised the potential for more considerable price declines if yields rose. Another strategy was to focus on credit analysis and yield relationships. In particular, we were watchful of the fund’s uninsured airlines-backed holdings and took advantage of market conditions to reduce our position.

PORTFOLIO QUALITY*
(as a percentage of 9/30/2002 portfolio assets)

* Source: Standard & Poor’s

What is your outlook over the next six months?

We think yields and prices should remain fairly stable. In our opinion, an interest rate cut is possible, but not likely. We anticipate premium demand for high-quality investments because of the increasing threat of war and also that the lack of decisive improvement in the economy will contain interest rates. Furthermore, with investors still cautious about corporate integrity and future earnings, we would not be surprised to see ongoing cash outflow from stocks into bonds.

We expect our long-term emphasis on income, yield and price stability to benefit the fund’s investors in the coming months, since securities with a greater income orientation tend to outperform bonds with more total return potential in more stable yield environments. As of the end of the period, we believe the fund’s yield and high degree of liquidity made it attractive relative to alternative tax-advantaged investments. On September 30, 2002, the fund’s 12-month distribution yield on its Class A shares stood at 4.13%. In our opinion, this level of income, combined with its high degree of quality and liquidity, makes the fund a solid choice for investors seeking tax-advantaged alternatives.

The next few months will undoubtedly be filled with challenge as investors face mounting military tensions abroad and economic uncertainty on the domestic front. We believe the fund’s high degree of quality, liquidity and price stability—as well as its attractive level of tax-advantaged income—could potentially reward shareholders with security and solid returns.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Six Months Ended September 30, 2002 (unaudited)		Year Ended March 31,
CLASS A			2002	2001	2000	1999	1998

Net asset value, beginning of period	$ 10.79		$ 10.96	$ 10.48	$ 11.16	$ 11.11	$ 10.74

Income from investment operations
Net investment income	0.24		0.49	0.50	0.51	0.51	0.53
Net realized and unrealized gains or losses on securities	0.52		(0.17)	0.48	(0.66)	0.11	0.46

Total from investment operations	0.76		0.32	0.98	(0.15)	0.62	0.99

Distributions to shareholders from Net investment income	(0.24)		(0.49)	(0.50)	(0.51)	(0.51)	(0.53)
Net realized gains	0		0	0	(0.02)	(0.06)	(0.09)

Total distributions to shareholders	(0.24)		(0.49)	(0.50)	(0.53)	(0.57)	(0.62)

Net asset value, end of period	$ 11.31		$ 10.79	$ 10.96	$ 10.48	$ 11.16	$ 11.11

Total return¹	7.09%		2.99%	9.64%	(1.33%)	5.66%	9.34%

Ratios and supplemental data
Net assets, end of period (thousands)	$ 46,699		$ 63,623	$ 29,475	$ 28,135	$ 33,657	$ 31,614
Ratios to average net assets
Expenses²	0.71	%³	0.67%	0.69%	0.56%	0.50%	0.50%
Net investment income	4.24	%³	4.47%	4.72%	4.72%	4.52%	4.77%
Portfolio turnover rate	17%		19%	16%	55%	40%	37%

¹	Excluding applicable sales charges

²	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

³	Annualized

See Notes to Financial Statements 8

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Six Months Ended September 30, 2002 (unaudited)		Year Ended March 31,

CLASS B			2002	2001	2000	1999	1998

Net asset value, beginning of period	$ 10.79		$ 10.96	$ 10.48	$ 11.16	$ 11.11	$ 10.74

Income from investment operations
Net investment income	0.19		0.40	0.41	0.41	0.40	0.43
Net realized and unrealized gains or losses on securities	0.52		(0.17)	0.48	(0.66)	0.11	0.46

Total from investment operations	0.71		0.23	0.89	(0.25)	0.51	0.89

Distributions to shareholders from Net investment income	(0.19)		(0.40)	(0.41)	(0.41)	(0.40)	(0.43)
Net realized gains	0		0	0	(0.02)	(0.06)	(0.09)

Total distributions to shareholders	(0.19)		(0.40)	(0.41)	(0.43)	(0.46)	(0.52)

Net asset value, end of period	$ 11.31		$ 10.79	$ 10.96	$ 10.48	$ 11.16	$ 11.11

Total return¹	6.61%		2.06%	8.65%	(2.21%)	4.71%	8.35%

Ratios and supplemental data
Net assets, end of period (thousands)	$ 32,388		$ 26,018	$ 20,152	$ 19,582	$ 20,199	$ 13,645
Ratios to average net assets
Expenses²	1.58	%³	1.57%	1.59%	1.47%	1.41%	1.41%
Net investment income	3.38	%³	3.60%	3.81%	3.81%	3.59%	3.85%
Portfolio turnover rate	17%		19%	16%	55%	40%	37%

¹	Excluding applicable sales charges

²	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

³	Annualized

See Notes to Financial Statements 9

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

CLASS C	Six Months Ended September 30, 2002 (unaudited)	Year Ended March31, 2002¹

Net asset value, beginning of period	$ 10.79	$ 10.80

Income from investment operations
Net investment income	0.19	0 [2]
Net realized and unrealized gains or losses on securities	0.52	(0.01)

Total from investment operations	0.71	(0.01)

Distributions to shareholders from
Net investment income	(0.19)	0 [2]

Net asset value, end of period	$ 11.31	$ 10.79

Total return³	6.61%	(0.05%)

Ratios and supplemental data
Net assets, end of period (thousands)	$ 2,995	$ 1
Ratios to average net assets
Expenses[4]	1.56%[5]	1.57%[5]
Net investment income	3.17%[5]	3.60%[5]
Portfolio turnover rate	17%	19%

¹	For the period from March 27, 2002 (commencement of class operations) to March 31, 2002.

²	Represents an amount less than $0.005 per share.

³	Excluding applicable sales charges

[4]	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

[5]	Annualized

See Notes to Financial Statements 10

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Six Months Ended September 30, 2002 (unaudited)		Year Ended March 31,

CLASS I¹			2002	2001	2000	1999	1998

Net asset value, beginning of period	$ 10.79		$ 10.96	$ 10.48	$ 11.16	$ 11.11	$ 10.74

Income from investment operations
Net investment income	0.24		0.51	0.51	0.52	0.52	0.54
Net realized and unrealized gains or losses on securities	0.52		(0.17)	0.48	(0.66)	0.11	0.46

Total from investment operations	0.76		0.34	0.99	(0.14)	0.63	1.00

Distributions to shareholders from
Net investment income	(0.24)		(0.51)	(0.51)	(0.52)	(0.52)	(0.54)
Net realized gains	0		0	0	(0.02)	(0.06)	(0.09)

Total distributions to shareholders	(0.24)		(0.51)	(0.51)	(0.54)	(0.58)	(0.63)

Net asset value, end of period	$ 11.31		$ 10.79	$ 10.96	$ 10.48	$ 11.16	$ 11.11

Total return	7.14%		3.09%	9.74%	(1.23%)	5.76%	9.44%

Ratios and supplemental data
Net assets, end of period (thousands)	$ 185,077		$ 172,284	$ 177,206	$ 168,632	$ 123,419	$ 105,331
Ratios to average net assets
Expenses²	0.58	%³	0.57%	0.60%	0.47%	0.41%	0.41%
Net investment income	4.38	%³	4.61%	4.81%	4.83%	4.61%	4.79%
Portfolio turnover rate	17%		19%	16%	55%	40%	37%

¹	Effective at the close of business on May 11, 2001, Class Y shares shares were renamed as Institutional (Class I).

²	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

³	Annualized

See Notes to Financial Statements 11

SCHEDULE OF INVESTMENTS September 30, 2002 (unaudited)

	Credit Rating^	Principal Amount	Value

MUNICIPAL OBLIGATIONS – 92.0%
AIRLINES – 1.4%
New Jersey EDA Spl. Facs. RB, Continental Airlines, Inc. Proj.:
6.25%, 09/15/2019	B+	$2,000,000	$1,211,721
6.625%, 09/15/2012	B+	3,325,000	2,401,614

			3,613,335

AIRPORT – 2.0%
Port Auth. NY & NJ Spl. Obl. RB, JFK Intl. Arpt. Terminal,
5.75%, 12/01/2025	AAA	5,000,000	5,424,150

CONTINUING CARE RETIREMENT COMMUNITY – 6.3%
Fulton Cnty., GA Residential Care Facs. RB,
Sr. Lien RHA Assisted Living, Ser. A, 6.90%, 07/01/2019	NR	1,610,000	1,609,759
New Jersey EDA RB:
1st Mtge., Keswick Pines, 5.10%, 01/01/2003	NR	845,000	846,876
1st Mtge., Reformed Church, 5.375%, 12/01/2018	BBB	1,150,000	1,116,903
1st Mtge., The Evergreens:
6.00%, 10/01/2017	NR	680,000	662,313
6.00%, 10/01/2022	NR	4,110,000	3,917,077
Evergreens Proj., 5.875%, 10/01/2012	NR	2,000,000	1,999,880
Franciscan Oaks Proj.:
5.60%, 10/01/2012	NR	1,000,000	968,190
5.70%, 10/01/2017	NR	3,000,000	2,742,660
Keswick Pines Proj., 5.70%, 01/01/2018	NR	2,350,000	2,219,410
Rahway, NJ RRB, Geriatrics Ctr., Inc.,
Ser. A, 5.25%, 05/01/2014, (Insd. by MBIA)	AAA	705,000	810,059

			16,893,127

EDUCATION – 2.7%
Mercer Cnty., NJ Impt. Auth. RRB:
Ser. A, 5.40%, 12/15/2003	AA-	500,000	522,960
Spl. Svcs. Sch. Dist., Ser. A, 5.95%, 12/15/2012	AA-	500,000	607,240
New Jersey EDA RB, Rutgers State Univ. Civic Ctr.,
6.125%, 07/01/2024, (Insd. by AMBAC)	AAA	55,000	59,663
New Jersey Edl. Facs. Auth. RB:
5.125%, 09/01/2010	AAA	2,000,000	2,207,760
Princeton Univ., Ser. A, 5.75%, 07/01/2009	AAA	250,000	267,765
Pennsylvania Higher Edl. RB, UPMC Hlth. Sys.,
Ser. A, 6.00%, 01/15/2022	A+	2,900,000	3,086,557
Rutgers State Univ. RB, Ser. 1, 5.25%, 05/01/2012	AA	500,000	520,080

			7,272,025

ESCROW – 0.1%
New Jersey Hlth. Care Facs. Fin. Auth. RB:
Bridgeton Hosp. Assn., Ser. B, 6.00%, 07/01/2013	AAA	50,000	60,284
Burlington Cnty. Mem. Hosp. Proj., 6.00%, 07/01/2012	AAA	50,000	59,761

			120,045

See Notes to Financial Statements 12

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating ^	Principal Amount	Value

GENERAL OBLIGATION – LOCAL – 9.6%
Atlantic Cnty., NJ GO, Spl. Svcs. Vocational Sch.,
5.70%, 08/01/2006, (Insd. by MBIA)	AAA	$300,000	$338,448
Bayonne, NJ GO, 5.90%, 05/01/2008	AAA	150,000	156,853
Bergen Cnty., NJ GO, 5.25%, 10/01/2010	Aaa	1,000,000	1,111,850
Branchburg Township, NJ GO, 6.45%, 08/01/2005	Aa2	160,000	179,056
Brigantine, NJ GO, 6.35%, 08/01/2004, (Insd. by MBIA)	AAA	500,000	506,985
Cmnwlth. of Puerto Rico GO:
5.375%, 07/01/2021	AAA	1,000,000	1,101,510
5.50%, 07/01/2013	A-	500,000	520,770
6.50%, 07/01/2008, (Insd. by MBIA)	AAA	1,115,000	1,348,225
Eatontown, NJ GO, 6.70%, 10/01/2004	A1	250,000	273,550
Essex Cnty., NJ Impt. Auth. GO, 5.80%, 11/01/2007	AA	500,000	574,980
Flemington Raritan, NJ Sch. Dist. GO, 5.70%, 05/01/2006	AA	50,000	54,280
Franklin Township, NJ GO:
5.60%, 11/01/2005	AA	1,355,000	1,386,761
5.90%, 11/01/2008	AA	160,000	163,792
Sch. Dist., 6.20%, 04/01/2005	AA	500,000	554,125
Freehold Township, NJ Board of Ed. GO,
5.40%, 07/15/2024, (Insd. by FSA)	AAA	1,455,000	1,631,215
Freehold, NJ Regl. High Sch. GO:
5.60%, 03/01/2012	AAA	1,630,000	1,898,200
5.60%, 03/01/2013	AAA	1,065,000	1,240,235
Gloucester Township, NJ GO,
5.45%, 07/15/2007, (Insd. by AMBAC)	AAA	500,000	568,085
Hamilton Township, NJ GO, Atlantic Cnty. Sch. Dist.,
5.875%, 12/15/2006, (Insd. by FGIC)	AAA	1,000,000	1,028,910
Hunterdon Cnty., NJ GO, 5.50%, 12/01/2002	Aa1	500,000	503,520
Hunterdon, NJ Central Regl. High Sch. Dist. GO,
5.65%, 05/01/2014, (Insd. by FSA)	AAA	1,000,000	1,118,110
Lakewood Township, NJ GO, Sch. Dist.,
6.25%, 02/15/2012, (Insd. by AMBAC)	AAA	400,000	489,400
Middletown Township, NJ GO, 5.20%, 08/01/2007	AA	335,000	375,867
Millburn Township, NJ Board of Ed. GO, 5.35%, 07/15/2011	AA	960,000	1,116,230
Morris Cnty., NJ GO, 6.00%, 07/15/2004	AAA	1,000,000	1,077,880
No. Brunswick Township, NJ Board of Ed. GO:
6.30%, 02/01/2012	AA	150,000	165,672
7.15%, 12/15/2004	AA	250,000	280,195
No. Brunswick Township, NJ GO, 6.00%, 12/01/2008	A1	1,000,000	1,061,620
Ocean Cnty., NJ GO:
5.90%, 03/15/2003, (Insd. by MBIA)	AAA	500,000	510,040
6.375%, 04/15/2003	Aa1	250,000	256,600
Passaic Cnty., NJ GO, 5.40%, 12/01/2002, (Insd. by MBIA)	AAA	500,000	503,385
Randolph Township, NJ Sch. Dist. GO,
6.30%, 03/15/2006, (Insd. by FSA)	AAA	500,000	569,245
Tinton Falls, NJ Schools GO:
5.85%, 10/15/2002, (Insd. by MBIA)	AAA	490,000	490,907
5.85%, 10/15/2004, (Insd. by MBIA)	AAA	745,000	808,608

See Notes to Financial Statements 13

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating ^	Principal Amount	Value

Voorhees Township, NJ GO:
5.95%, 07/15/2007	AA	$370,000	$429,703
6.875%, 09/01/2004	A1	200,000	219,524
Washington Township, NJ GO, Board of Ed., 7.50%, 04/15/2009	AA	130,000	165,264
Winslow Township, NJ GO:
6.10%, 10/01/2002, (Insd. by FGIC)	AAA	400,000	400,052
6.50%, 10/01/2018, (Insd. by FGIC)	AAA	500,000	510,070

			25,689,722

GENERAL OBLIGATION - STATE – 4.4%
New Jersey GO:
Ser. D, 5.80%, 02/15/2007	AA	500,000	569,075
Ser. E, 6.00%, 07/15/2009	AA	6,500,000	7,691,970
Ser. F, 5.50%, 08/01/2011	AA	3,000,000	3,504,660

			11,765,705

HOSPITAL – 10.3%
Maryland Hlth. & Higher Edl. Facs. Auth. RB,
Carroll Cnty. Gen. Hosp., 5.75%, 07/01/2022	Baa1	500,000	520,395
New Jersey Hlth. Care Facs. Fin. Auth. RB:
6.00%, 07/01/2011, (Insd. by AMBAC)	AAA	1,345,000	1,608,862
Atlantic City Med. Ctr., 6.00%, 07/01/2012	A-	3,000,000	3,421,800
Burdette Tomlin Mem. Hosp., 5.60%, 07/01/2019	A2	3,825,000	4,012,502
Hackensack Univ. Med. Ctr., 5.875%, 01/01/2015	A2	1,000,000	1,084,660
Jersey City Med. Ctr.,
4.80%, 08/01/2021, (Insd. by AMBAC & FHA)	AAA	2,000,000	2,011,360
Johnson Univ. Hosp. Proj., 5.70%, 07/01/2020	A+	2,000,000	2,189,140
Meridian Hlth. Sys. Obl. Group:
5.50%, 07/01/2010, (Insd. by FSA)	AAA	3,750,000	4,297,687
5.625%, 07/01/2011, (Insd. by FSA)	AAA	6,235,000	7,167,195
St. Joseph’s Hosp. & Med. Ctr., 5.70%, 07/01/2011	AAA	1,000,000	1,131,310

			27,444,911

HOUSING – 8.6%
New Jersey Hsg. & Mtge. Fin. Agcy. MHRB:
5.30%, 10/01/2008, (Insd. by MBIA)	AAA	3,140,000	3,423,573
5.40%, 10/01/2009, (Insd. by MBIA)	AAA	4,385,000	4,760,093
Ser. A, 5.40%, 11/01/2017, (Insd. by AMBAC)	AAA	2,000,000	2,112,540
Ser. B, 6.05%, 11/01/2017, (Insd. by FSA)	AAA	1,250,000	1,380,638
Ser. E-1, 5.35%, 11/01/2013, (Insd. by FSA)	AAA	3,000,000	3,242,730
Ser. E-1, 5.45%, 11/01/2014, (Insd. by FSA)	AAA	1,000,000	1,081,280
Ser. E-1, 5.70%, 05/01/2020, (Insd. by FSA)	AAA	500,000	538,195
Ser. E-2, 5.70%, 11/01/2020, (Insd. by FSA)	AAA	1,000,000	1,076,390
Ser. F, 5.05%, 11/01/2013, (Insd. by FSA)	AAA	2,650,000	2,837,859
Ser. F, 5.30%, 05/01/2015, (Insd. by FSA)	AAA	405,000	436,582
Ser. F, 5.30%, 11/01/2015, (Insd. by FSA)	AAA	425,000	458,141
New Jersey Hsg. & Mtge. Fin. Agcy. RRB,
Ser. 1, 6.45%, 11/01/2007	A+	1,650,000	1,689,798

			23,037,819

See Notes to Financial Statements 14

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating ^	Principal Amount	Value

INDUSTRIAL DEVELOPMENT REVENUE – 1.2%
Ohio Wtr. Dev. Auth. Solid Wst. Disp. RB,
North Star BHP Steel Cargill, 6.30%, 09/01/2020	A+	$3,000,000	$3,186,000

LEASE – 3.3%
Camden Cnty., NJ Impt. Auth. Lease RB,
5.625%, 10/01/2015, (insd. by MBIA)	AAA	500,000	556,720
Cmnwlth. of Puerto Rico RB, Pub. Bldg. Auth. Govt. Facs.,
Ser. A., 6.25%, 07/01/2009, (Insd. by AMBAC)	AAA	250,000	302,720
Essex Cnty., NJ Impt. Auth. Lease RB, Correctional Fac. Proj.,
5.75%, 10/01/2012, (Insd. by FGIC)	Aaa	3,090,000	3,649,599
Mercer Cnty., NJ Impt. Auth. RB, Govt. Leasing,
5.40%, 12/01/2005	AA-	900,000	948,420
New Jersey EDA RB:
Dept. of Human Svcs., Ser. A, 5.70%, 07/01/2012	A	2,430,000	2,777,198
Performing Arts Ctr. Proj.,
5.50%, 06/15/2013, (Insd. by AMBAC)	AAA	500,000	559,630

			8,794,022

MISCELLANEOUS REVENUE – 0.7%
New Jersey Env. Infrastructure Trust RB, Ser. B, 5.00%, 09/01/2015	AAA	1,705,000	1,839,780

PORT AUTHORITY – 11.7%
Delaware River & Bay Auth. RB:
5.40%, 01/01/2016, (Insd. by FGIC)	AAA	1,000,000	1,097,210
Ser. A, 5.70%, 01/01/2019, (Insd. by FGIC)	AAA	750,000	842,010
Delaware River Port Auth., PA & NJ RB:
5.40%, 01/01/2015, (Insd. by FGIC)	AAA	2,500,000	2,751,250
5.40%, 01/01/2016, (Insd. by FGIC)	AAA	1,000,000	1,093,920
Deleware River Port Auth., PA & NJ RB, Port Dist. Proj.,
Ser. A, 5.50%, 01/01/2017	AAA	4,330,000	4,903,075
Port Auth. NY & NJ RB:
5.60%, 12/01/2009	AA-	650,000	703,904
5.70%, 08/01/2007	AA-	50,000	50,659
6.00%, 07/15/2008	AA-	7,275,000	8,153,529
6.20%, 10/15/2003	AA-	300,000	304,119
Port Auth. NY & NJ RRB, Ser. 1038, 7.10%, 06/05/2003	AAA	5,000,000	6,640,000
Port Auth. NY & NJ Spl. Obl. RB, JFK Intl. Arpt. Terminal 6,
5.90%, 12/01/2017, (Insd. by MBIA)	AAA	2,000,000	2,274,480
Port of Seattle, WA RRB,
Ser. D, 6.00%, 02/01/2011, (Insd. by MBIA)	AAA	2,000,000	2,327,260
West Windsor Township, NJ Parking Auth. RB, 6.10%, 12/01/2012	Aa2	50,000	55,663

			31,197,079

PRE-REFUNDED – 2.6%
Camden Cnty., NJ Impt. Auth. Lease RB, 5.60%, 12/01/2004	A1	500,000	508,455
Cmnwlth. of Puerto Rico GO, 6.50%, 07/01/2023	AAA	1,000,000	1,101,870
Essex Cnty., NJ Utils. Auth. Solid Wst. RB:
Ser. A, 5.50%, 04/01/2011, (Insd. by FSA)	AAA	250,000	283,665
Ser. A, 5.60%, 04/01/2016, (Insd. by FSA)	AAA	250,000	284,505

See Notes to Financial Statements 15

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating ^	Principal Amount	Value

New Jersey Edl. Facs. Auth. RB, Harrogate, Inc.,
Ser. B, 5.80%, 07/01/2009, (Insd. by AMBAC)	AAA	$500,000	$541,895
South Brunswick Township, NJ Board of Ed. GO,
6.40%, 08/01/2011, (Insd. by FGIC)	AAA	1,000,000	1,128,910
Sparta Township, NJ GO, 5.80%, 09/01/2023, (Insd. by MBIA)	AAA	1,100,000	1,254,264
Stafford, NJ Muni. Utils. Auth. RB,
Ser. A, 5.80%, 12/01/2008, (Insd. by FGIC)	AAA	460,000	463,386
Toms River, NJ GO, Board of Ed. Sch. Bond Reserve Act,
5.75%, 07/15/2019, (Insd. by FGIC)	AAA	1,095,000	1,261,024
Warren Township, NJ GO, Swr. Auth., 6.65%, 12/01/2012	Aa1	200,000	205,758

			7,033,732

PUBLIC FACILITIES – 2.6%
New Jersey Sports & Exposition Auth. RB:
Ser. A, 5.375%, 09/01/2015	AA-	1,000,000	1,039,650
Ser. A, 5.75%, 03/01/2010, (Insd. by MBIA)	AA-	4,085,000	4,776,836
Ser. A, 6.00%, 03/01/2015, (Insd. by MBIA)	AA-	1,000,000	1,168,490

			6,984,976

RESOURCE RECOVERY – 0.2%
Bergen Cnty., NJ Util. Auth. Wtr. & PCRB,
5.625%, 12/15/2004, (Insd. by FGIC)	AAA	500,000	542,945

SPECIAL TAX – 1.2%
Virgin Islands Pub. Fin. Auth. RB, Sr. Lien,
Ser. A, 5.50%, 10/01/2013	BBB-	3,000,000	3,218,520

STUDENT LOAN – 0.3%
New Jersey Higher Ed. Facs. RB, Student Loan Program,
5.80%, 06/01/2016, (Insd. by AMBAC)	AAA	795,000	863,521

TOBACCO REVENUE – 2.2%
Tobacco Settlement Fin. Corp. RB, 5.75%, 06/01/2032	A	5,000,000	4,953,850
Tobacco Settlement Revenue Mgmt. Auth., SC RB,
Ser. B, 6.00%, 05/15/2022	A	1,000,000	1,007,180

			5,961,030

TRANSPORTATION – 13.6%
Burlington Cnty. NJ Bridge Commission RB, Cnty. Gtd.
Governmental Leasing Program:
5.25%, 08/15/2020	AA	1,000,000	1,083,270
5.25%, 08/15/2021	AA	1,500,000	1,616,100
Burlington Cnty., NJ RB, Bridge Commission Sys.:
5.20%, 10/01/2006	AA	1,000,000	1,046,980
5.30%, 10/01/2013	AA	500,000	523,985
Cmnwlth. of Puerto Rico Hwy. & Trans. Auth. RB:
Ser. W, 5.50%, 07/01/2015, (Gtd. by IBC & Insd. by MBIA)	AAA	2,300,000	2,743,601
Ser. Z, 6.00%, 07/01/2018, (Insd. by FSA)	AAA	2,000,000	2,482,660
Delaware River Joint Toll Bridge Commission PA Bridge RB,
6.25%, 07/01/2012, (Insd. by FGIC)	AAA	475,000	476,719
New Jersey EDA RB, Trans. Proj.,
Ser. A, 5.75%, 05/01/2011, (Insd. by FSA)	AAA	1,000,000	1,181,040

See Notes to Financial Statements 16

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating ^	Principal Amount	Value

New Jersey Hwy. Auth. RB, 5.15%, 01/01/2007	AA-	$1,000,000	$1,107,520
New Jersey Tpke. Auth. RB:
Ser. A, 5.75%, 01/01/2018, (Insd. by MBIA)	AAA	3,300,000	3,728,934
Ser. C, 6.50%, 01/01/2016, (Insd. by MBIA)	AAA	3,000,000	3,772,530
New Jersey Trans. Corp. COP:
6.50%, 10/01/2016, (Insd. by FSA)	AAA	300,000	351,945
Federal Trans. Administration Grants,
Ser. A, 5.75%, 09/15/2011, (Insd. by AMBAC)	AAA	1,150,000	1,355,160
New Jersey Trans. Trust Fund Auth. RB, Trans. Sys.:
Ser. A, 5.00%, 06/15/2013	AA-	5,000,000	5,520,200
Ser. A, 5.625%, 06/15/2013	AA-	1,200,000	1,420,140
Ser. A, 5.625%, 06/15/2014	AA-	1,500,000	1,778,550
Ser. A, 5.75%, 06/15/2015	AA-	1,300,000	1,557,920
Ser. A, 6.00%, 12/15/2006, (Insd. by MBIA)	AAA	3,000,000	3,449,580
Ser. B, 6.50%, 06/15/2010, (Insd. by MBIA)	AAA	1,000,000	1,226,199

			36,423,033

WATER & SEWER – 7.0%
Cape May Cnty., NJ Muni. Util. Auth. Swr. RB,
Ser. A, 5.75%, 01/01/2016, (Insd. by MBIA)	AAA	500,000	514,655
Cmnwlth. of Puerto Rico, Aqueduct & Swr. Auth. RB,
6.25%, 07/01/2012, (Insd. by MBIA)	AAA	1,000,000	1,253,730
Gloucester Township, NJ Muni. Util. Auth. RB,
5.55%, 03/01/2009, (Insd. by AMBAC)	AAA	1,000,000	1,149,630
Jersey City, NJ Refunding GO,
Ser. A, 5.30%, 10/01/2009, (Insd. by AMBAC)	AAA	250,000	281,995
New Jersey Dist. Wtr. Supply RB, Wanaque No. Proj.,
6.25%, 11/15/2017, (Insd. by MBIA)	AAA	350,000	361,760
New Jersey Wst. Wtr. Treatment RB:
5.25%, 11/01/2008, (Insd. by MBIA)	AAA	1,000,000	1,125,180
Ser. A, 5.25%, 09/01/2012	AAA	1,000,000	1,123,920
Ser. A, 7.00%, 05/15/2007, (Insd. by MBIA)	AAA	2,670,000	3,193,534
Ser. C, 6.625%, 05/15/2007, (Insd. by MBIA)	AAA	2,000,000	2,357,660
No. Bergen Township, NJ Muni. Util. Auth. Swr. RB,
5.375%, 12/15/2012, (Insd. by FGIC)	AAA	1,000,000	1,062,710
Northwest Bergen Cnty., NJ Utils. Auth. Sys. RB,
6.00%, 07/15/2009, (Insd. by MBIA)	AAA	1,000,000	1,054,200
Ocean Cnty., NJ Utils. Auth. Wst. Wtr. RB, 5.75%, 01/01/2018	Aa1	150,000	153,237
Ocean Township, NJ Muni. Utils. Auth. RB,
5.20%, 08/01/2005, (Insd. by MBIA)	AAA	300,000	311,829
Old Bridge Township, NJ Muni. Utils. Auth. RB,
6.25%, 11/01/2016, (Insd. by FGIC)	AAA	500,000	512,045
Passaic Valley, NJ Swr. Comm. RB,
Ser. D, 5.75%, 12/01/2013, (Insd. by AMBAC)	AAA	500,000	513,275
Secaucus, NJ Muni. Utils. Auth. Swr. RB, Ser. A, 6.10%, 12/01/2010	AA-	500,000	553,210
Somerset Raritan Valley, NJ Sewage Auth. RB,
Ser. E, 6.95%, 07/01/2003	AA	100,000	103,978
Stafford, NJ Muni. Utils. Auth. RB,
6.20%, 06/01/2007, (Insd. by MBIA)	AAA	370,000	378,832

See Notes to Financial Statements 17

SCHEDULE OF INVESTMENTS (unaudited) continued

	Credit Rating ^	Principal Amount	Value

Stony Brook Regl. Swr. Auth. NJ RB:
5.40%, 12/01/2004	AA-	$400,000	$410,396
Ser. B, 5.45%, 12/01/2012	AA-	500,000	585,600
Virgin Islands Wtr. & Pwr. Auth. Elec. Sys. RB,
5.125%, 07/01/2003	NR	1,500,000	1,536,120

			18,537,496

Total Municipal Obligations			245,842,973

SHORT-TERM MUNICIPAL OBLIGATIONS – 3.4%
SOLID WASTE – 3.4%
Oregon Economic Dev. Dept. Solid Wst. Disp. RB,
3.83%, VRDN	BBB	1,000,000	1,000,000
Port Longview, WA Indl. Dev. Corp. Solid Wst. Disposal RB,
2.78%, VRDN	A-2	8,200,000	8,200,000

Total Short-Term Investments			9,200,000

		Shares

SHORT-TERM INVESTMENTS – 4.5%
MUTUAL FUND SHARES – 4.5%
Evergreen Institutional Municipal Money Market Fund ø		11,952,743	11,952,743

Total Investments – (cost $246,443,300) – 99.9%			266,995,716
Other Assets and Liabilities – 0.1%			162,110

Net Assets – 100.0%			$267,157,826

Symbol Description
^	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.

ø	The advisor to the fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations
AMBAC	American Municipal Bond Assurance Corporation

EDA	Economic Development Authority

FGIC	Federal Guaranty Insurance Company

FSA	Financial Security Assurance, Inc.

GO	General Obligation

IBC	Insured Bond Certification

MBIA	Municipal Bond Investors Assurance Corporation

MHRB	Multifamily Housing Revenue Bond

PCRB	Pollution Control Revenue Bond

RB	Revenue Bond

RHA	Resource Healthcare of America, Inc.

RRB	Refunding Revenue Bond

VRDN	Variable Rate Demand Note

See Notes to Financial Statements 18

SCHEDULE OF INVESTMENTS (unaudited) continued The following table shows the percent of portfolio assets invested by geographic location as of September 30, 2002:

New Jersey	68.8%
New York	8.8%
Non State Specific	7.9%
Pennsylvania	4.6%
Puerto Rico	4.1%
Virgin Islands	1.8%
Ohio	1.2%
Washington	0.9%
Delaware	0.7%
Georgia	0.6%
South Carolina	0.4%
Maryland	0.2%

Total	100.0%

See Notes to Financial Statements 19

STATEMENT OF ASSETS AND LIABILITIES September 30, 2002 (unaudited)

Assets
Identified cost of securities	$246,443,300
Net unrealized gains on securities	20,552,416

Market value of securities	266,995,716
Receivable for Fund shares sold	965,783
Interest receivable	3,647,000
Prepaid expenses and other assets	28,439

Total assets	271,636,938

Liabilities
Distributions payable	838,059
Payable for securities purchased	3,480,000
Payable for Fund shares redeemed	135,856
Advisory fee payable	3,058
Due to other related parties	728
Accrued expenses and other liabilities	21,411

Total liabilities	4,479,112

Net assets	$267,157,826

Net assets represented by
Paid-in capital	$254,428,310
Overdistributed net investment income	(16,699)
Accumulated net realized losses on securities	(7,806,201)
Net unrealized gains on securities	20,552,416

Total net assets	$267,157,826

Net assets consists of
Class A	$46,698,747
Class B	32,387,533
Class C	2,994,680
Class I	185,076,866

Total net assets	$267,157,826

Shares outstanding
Class A	4,127,865
Class B	2,862,796
Class C	264,688
Class I	16,359,341

Net asset value per share
Class A	$11.31
Class A — Offering price (based on sales charge of 4.75%)	$11.87
Class B	$11.31
Class C	$11.31
Class I	$11.31

See Notes to Financial Statements 20

STATEMENT OF OPERATIONS Six Months Ended September 30, 2002 (unaudited)

Investment income
Interest	$6,536,405

Expenses
Advisory fee	553,474
Distribution Plan expenses
Class A	69,787
Class B	142,357
Class C	2,085
Administrative services fees	131,780
Transfer agent fee	23,475
Trustees’ fees and expenses	2,681
Printing and postage expenses	4,751
Custodian fee	36,938
Registration and filing fees	1,925
Professional fees	9,088
Interest expense	1,097
Other	1,567

Total expenses	981,005
Less: Expense reductions	(1,357)
Fee waivers	(33,618)

Net expenses	946,030

Net investment income	5,590,375

Net realized and unrealized gains on securities
Net realized gains on securities	198,165
Net change in unrealized gains or losses on securities	12,170,757

Net realized and unrealized gains on securities	12,368,922

Net increase in net assets resulting from operations	$17,959,297

See Notes to Financial Statements 21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2002 (unaudited)		Year Ended March 31, 2002

Operations
Net investment income		$5,590,375		$10,844,901
Net realized gains or losses on securities		198,165		(625,570)
Net change in unrealized gains or losses on securities		12,170,757		(3,547,212)

Net increase in net assets resulting from
operations		17,959,297		6,672,119

Distributions to shareholders from
Net investment income
Class A		(1,194,029)		(2,024,790)
Class B		(482,712)		(809,860)
Class C		(6,689)		0
Class I*		(3,933,098)		(7,999,670)

Total distributions to shareholders		(5,616,528)		(10,834,320)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	924,165	10,243,076	3,544,364	39,072,310
Class B	536,880	5,963,914	775,650	8,495,143
Class C	264,473	2,970,441	93	1,003
Class I*	1,536,845	17,005,444	2,009,934	21,992,713

		36,182,875		69,561,169

Net asset value of shares issued in
reinvestment of distributions
Class A	38,353	423,879	81,468	891,173
Class B	23,710	262,056	49,746	544,114
Class C	122	1,364	0	0
Class I*	6,961	76,919	14,180	155,081

		764,218		1,590,368

Automatic conversion of Class B
shares to Class A shares
Class A	0	0	9,565	104,077
Class B	0	0	(9,565)	(104,077)

		0		0

Payment for shares redeemed
Class A	(2,728,796)	(30,203,714)	(430,110)	(4,727,852)
Class B	(108,132)	(1,193,615)	(243,922)	(2,764,035)
Class C	0	0	0	0
Class I*	(1,144,762)	(12,660,698)	(2,229,978)	(24,403,762)

		(44,058,027)		(31,895,649)

Net increase (decrease) in net assets resulting from capital share transactions		(7,110,934)		39,255,888

Total increase in net assets		5,231,835		35,093,687
Net assets
Beginning of period		261,925,991		226,832,304

End of period		$267,157,826		$261,925,991

Undistributed (overdistributed) net
investment income		$(16,699)		$9,454

*	Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

See Notes to Financial Statements 22

NOTES TO FINANCIAL STATEMENTS (unaudited)

1.  ORGANIZATION

Evergreen New Jersey Municipal Bond Fund (the “Fund”) is a non-diversified series of Evergreen Municipal Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a.  Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b.  When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c.  Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

d.  Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e.  Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f.  Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a fee starting at 0.42% and declining, to 0.27% per annum as net assets increase.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

4.  DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average net assets for Class A shares and 1.00% of the average net assets for Class B and Class C shares.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

For the six months ended September 30, 2002 the amount of distribution fees waived for the Funds’ Class A shares was $33,618, which represented 0.12% of the average daily net assets of Class A shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $44,397,542 and $51,463,665, respectively, for the six months ended September 30, 2002.

On September 30, 2002, the aggregate cost of securities for federal income tax purposes was $246,443,300. The gross unrealized appreciation and depreciation on securities based on tax cost was $22,046,957 and $1,494,541, respectively, with a net unrealized appreciation of $20,552,416.

As of March 31, 2002, the Fund had $7,612,778 in capital loss carryovers for federal income tax purposes with $1,004,794 expiring in 2008, $5,635,479 expiring in 2009 and $972,505 expiring in 2010.

6. INTERFUND LENDING

Pursuant to an exemptive order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds.

During the six months ended September 30, 2002, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $1,357, which represents 0.00% of its average net assets on an annualized basis.

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

During the six months ended September 30, 2002, the Fund had average borrowings outstanding of $95,648 at a rate of 2.29% and paid interest of $1,097, which represents 0.00% of its average net assets on an annualized basis.

10. CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

OFFICERS

William M. Ennis†	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.
President
DOB: 6/26/1960
Term of office since: 1999

Carol Kosel††	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.
Treasurer
DOB: 12/25/1963
Term of office since: 1999

Michael H. Koonce††	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.
Secretary
DOB: 4/20/1960
Term of office since: 2000

Nimish S. Bhatt†††	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.
Vice President and Assistant Treasurer
DOB: 6/6/1963
Term of office since: 1998

Bryan Haft†††	Team Leader, Fund Administration, BISYS Fund Services.
Vice President
DOB: 1/23/1965
Term of office since: 1998

†	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

††	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

†††	The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.*

27

BOARD OF TRUSTEES*

Charles A. Austin III	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None
Trustee
DOB: 10/23/1934
Term of office since: 1991

K. Dun Gifford	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None
Trustee
DOB: 10/23/1938
Term of office since: 1974

Leroy Keith, Jr.	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund
Trustee
DOB: 2/14/1939
Term of office since: 1983

Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell	Principal occupations: Sales Manager, SMI-STEEL-South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None
Trustee
DOB: 7/14/1939
Term of office since: 1988

Thomas L. McVerry	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust Other directorships: None
Trustee
DOB: 8/2/1938
Term of office since: 1993

William Walt Pettit	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None
Trustee
DOB: 8/26/1955
Term of office since: 1984

28

BOARD OF TRUSTEES* continued

David M. Richardson	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None
Trustee
DOB: 9/19/1941
Term of office since: 1982

Russell A. Salton III, MD	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None
Trustee
DOB: 6/2/1947
Term of office since: 1984

Michael S. Scofield	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None
Trustee
DOB: 2/20/1943
Term of office since: 1984

Richard J. Shima	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman , Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None
Trustee
DOB: 8/11/1939
Term of office since: 1993

Richard K. Wagoner, CFA**	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None
Trustee
DOB: 12/12/1937
Term of office since: 1999

*	Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

**	Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

Additional information about the fund’s Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898. 29

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of September 30, 2002

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FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
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563841 11/2002 Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034